FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of February 12, 1998, is entered into among LA QUINTA INNS, INC., a Texas corporation (the "Borrower"), the lender listed on the signature pages hereof (the "Lender"), NATIONSBANK OF TEXAS, N.A., as Administrative Lender (in said capacity, the "Administrative Lender").

                                   BACKGROUND

     A. The Borrower, the Lender, and the Administrative Lender are parties to that certain Credit Agreement, dated as of November 17, 1997 (the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

     B. The Borrower, the Lender, and the Administrative Lender desire to amend the Credit Agreement.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lender, and the Administrative Lender covenant and agree as follows:

     1.   AMENDMENTS TO CREDIT AGREEMENT.

     (a) The reference to "$75,000,000" in the Background provision of the Credit Agreement and in the definition of Commitment set forth in Section 1.1 of the Credit Agreement is hereby amended to be "$125,000,000".

     (b) The reference to "0.3875" in the definition of LIBOR Basis set forth in
Section 1.1 of the Credit Agreement is hereby amended to be "0.50".

     (c) The reference to "March 15, 1998" in the definition of Maturity Date set forth in Section 1.1 of the Credit Agreement is hereby amended to be "July 31, 1998".

     (d) The reference to "eight" in the penultimate sentence of Section 2.1 of the Credit Agreement is hereby amended to be "ten".

     (e) The reference to "three" on the second line of Section 2.2(b) of the Credit Agreement and on the third line of Section 2.2(d) of the Credit Agreement is hereby amended to be "two".

     (f) Section 2.4 of the Credit Agreement is hereby amended by adding the following at the end thereof:

     "Subject to Section 9.9 hereof, the Borrower agrees to pay to the Administrative Lender, for the ratable account of each Lender, a facility fee equal to the product of (a) the daily average amount of the Commitment multiplied by (b) 0.20. Such fee shall accrue from February 12, 1998 and shall be (i) payable in arrears on each Quarterly Date and on the Maturity Date, (ii) fully earned when due and, subject to Section 9.9 hereof, non-refundable when paid and (iii) computed on the basis of a year of 365 or 366 days as applicable, for the actual number of days elapsed."

     (g) The Revolving Credit Note is hereby amended to be in the form of the Revolving Credit Note attached hereto as Exhibit "A" hereto.

     2. REPRESENTATIONS AND WARRANTIES TRUE: NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendment contemplated by the foregoing Section 1:

     (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as if made on and as of such date;

     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

     (c) the Borrower has full power and authority to execute and deliver this First Amendment and the Revolving Credit Note, and this First Amendment, the Revolving Credit Note and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities law;

     (d) neither the execution, delivery and performance of this First Amendment, the Revolving Credit Note or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any law, rule or regulation to which the Borrower or any of its Subsidiaries is subject, or any indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries or any of their respective property is subject; and

     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (other than the Board of Directors of the Borrower), is required for the execution, delivery or performance by the Borrower of this First Amendment or the Revolving Credit Note or the acknowledgement of this First Amendment by each Guarantor.

     3. CONDITIONS OF EFFECTIVENESS. This First Amendment shall be effective as of February 12, 1998 (and shall apply to all LIBOR Advances outstanding on such date) subject to the following:

     (a) the Administrative Lender shall have received counterparts of this First Amendment executed by the Lender;

     (b) the Administrative Lender shall have received counterparts of this First Amendment executed by the Borrower and acknowledged by each Guarantor;

     (c) the representations and warranties set forth in Section 2 of this First Amendment shall be true and correct;

     (d) the Administrative Lender shall have received the Revolving Credit Note, duly executed by the Borrower;

     (e) the Administrative Lender shall have received a certified resolution of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this First Amendment and the Revolving Credit Note; and

     (f) the Administrative Lender shall have received, in form and substance satisfactory to the Administrative Lender and its counsel, such other documents, certificates and instruments as the Administrative Lender shall require.

     4. GUARANTORS ACKNOWLEDGEMENT. By signing below, each of the Guarantors (i) acknowledges and consents to the execution, delivery and performance by the Borrower of this First Amendment, (ii) agrees that its obligations in respect of its Subsidiary Guaranty (a) are not released, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein and (b) cover the Commitment as increased hereby, and (iii) acknowledges that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty.

     5. REFERENCE TO THE CREDIT AGREEMENT.

     (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this First Amendment.

     (b) The Credit Agreement, as amended by this First Amendment, and all other Loan Papers shall remain in full force and effect and are hereby ratified and confirmed.

     6. COSTS. EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Lender in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative
Lender with respect thereto and with respect to advising the Administrative Lender as to its rights and responsibilities under the Credit Agreement, as amended by this First Amendment).

     7. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     8. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Lender, and the Administrative Lender and their respective successors and assigns.

     9. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

     10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.


================================================================================
                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

                                                LA QUINTA INNS, INC.


                                                By:
                                                   -----------------------------
                                                   William S. McCalmont
                                                   Senior Vice President-Chief
                                                   Financial Officer

                                                NATIONSBANK OF TEXAS, N.A., as
                                                Administrative Lender

                                                By:
                                                   -----------------------------
                                                   Suzanne Smith
                                                   Vice President

                                                NATIONSBANK OF TEXAS, N.A., as a
                                                Lender

                                                By:
                                                   -----------------------------
                                                   Suzanne Smith
                                                   Vice President

                                                901 Main Street, 67th Floor
                                                Dallas, Texas 75202
                                                Attn: Suzanne Smith
                                                      Vice President

ACKNOWLEDGED AND AGREED:

LA QUINTA REALTY CORP.


By:
   ---------------------------
   John F. Schmutz
   Vice President-Secretary

LA QUINTA PLAZA, INC.

By:
   ---------------------------
   John F. Schmutz
   Vice President-Secretary

LA QUINTA FINANCIAL CORPORATION

By:
   ---------------------------
   John F. Schmutz
   Vice President-Secretary

LA QUINTA INVESTMENTS, INC.

By:
   ---------------------------
   John F. Schmutz
   Vice President-Secretary

LQI ACQUISITION CORPORATION



By:
      -----------------------------
      John F. Schmutz
      Authorized Representative


LA QUINTA MOTOR INNS LIMITED PARTNERSHIP

By:   La Quinta Realty Corp., its General Partner

      By:
         ----------------------------
         John F. Schmutz
         Vice President-Secretary


LQ-BATON ROUGE JOINT VENTURE

By:   La Quinta Inns, Inc., its Managing General Partner


      By:
         -----------------------------
         William S. McCalmont
         Senior Vice President-Chief Financial Officer


LQM OPERATING PARTNERS, L.P.

By:   La Quinta Realty Corp., its General Partner


      By:
         -----------------------------
         John F. Schmutz
         Vice President-Secretary

LQ-BIG APPLE JOINT VENTURE

By:   La Quinta Inns, Inc., its Partner



      By:
         -----------------------------
         William S. McCalmont
         Senior Vice President-Chief Financial Officer


By:   La Quinta Investments, Inc., its Partner


      By:
         -----------------------------
         John F. Schmutz
         Vice President-Secretary


LQ-EAST IRVINE JOINT VENTURE

By:   La Quinta Inns, Inc., its Partner


      By:
         -----------------------------
         William S. McCalmont
         Senior Vice President-Chief Financial Officer


By:   La Quinta Investments, Inc., its Partner


      By:
         -----------------------------
         John F. Schmutz
         Vice President-Secretary

LQ-INVESTMENTS I

By:   La Quinta Inns, Inc., its Managing General Partner


      By:
         -----------------------------
         William S. McCalmont
         Senior Vice President-Chief Financial Officer


By:   La Quinta Investments, Inc., a General Partner


      By:
         -----------------------------
         John F. Schmutz
         Vice President-Secretary


LQ-INVESTMENTS II

By:   La Quinta Inns, Inc., its Managing General Partner


      By:
         -----------------------------
         William S. McCalmont
         Senior Vice President-Chief Financial Officer


By:   La Quinta Investments, Inc., a General Partner


      By:
         -----------------------------
         John F. Schmutz
         Vice President-Secretary

LA QUINTA INNS OF LUBBOCK, INC.


By:
      -------------------------------
      John F. Schmutz
      Secretary


LA QUINTA INNS OF PUERTO RICO, INC.


By:
      -------------------------------
      John F. Schmutz
      Secretary


LA QUINTA DEVELOPMENT PARTNERS, L.P.

By:   La Quinta Inns, Inc., its Sole General Partner


      By:
         -----------------------------
         William S. McCalmont
         Senior Vice President-Chief Financial Officer

LQ MOTOR INN VENTURE-AUSTIN NO. 530

By:   La Quinta Inns, Inc., a General Partner


      By:
         ------------------------------
         William S. McCalmont
         Senior Vice President-Chief Financial Officer


By:   La Quinta Investments, Inc., a General Partner


      By:
         -----------------------------
         John F. Schmutz
         Vice President-Secretary


LA QUINTA SAN ANTONIO SOUTH JOINT VENTURE

By:   La Quinta Inns, Inc., a General Partner


      By:
         ------------------------------
         William S. McCalmont
         Senior Vice President-Chief Financial Officer


By:   La Quinta Investments, Inc., a General Partner


      By:
         -------------------------------
         John F. Schmutz
         Vice President-Secretary

LA QUINTA DENVER - PEORIA STREET, LTD.

By:   La Quinta Inns, Inc., its General Partner


   By:
      -------------------------------
      William S. McCalmont
      Senior Vice President-Chief Financial Officer


LQ-LNL LIMITED PARTNERSHIP

By:   La Quinta Inns, Inc., its Managing General Partner


      By:
         -----------------------------
         William S. McCalmont
         Senior Vice President-Chief Financial Officer

                                   EXHIBIT "A"

                              REVOLVING CREDIT NOTE

Dallas, Texas                    $125,000,000.00               February 12, 1998


     LA QUINTA INNS, INC., a Texas corporation (the "Borrower"), for value received, promises to pay to the order of NATIONSBANK OF TEXAS, N.A. ("Lender"), at the principal office of NationsBank of Texas, N.A., in lawful money of the United States of America, the principal sum of ONE HUNDRED TWENTY-FIVE MILLION AND NO/100 DOLLARS ($125,000,000.00), or such lesser sum as shall be due and payable from time to time hereunder, as hereinafter provided. All terms used but not defined herein shall have the meanings set forth in the Credit Agreement described below.

     The Borrower promises to pay principal of and interest on the unpaid principal balance of Revolving Credit Advances under this Revolving Credit Note from time to time outstanding as set forth in the Credit Agreement.

     Both principal and interest are payable in lawful money of the United States of America to NationsBank of Texas, N.A., as Administrative Lender for the Lenders, at 901 Main Street, Dallas, Texas 75202, in immediately available funds.

     This Revolving Credit Note is issued pursuant to and evidences Revolving Credit Advances under the Credit Agreement, dated as of November 17, 1997, among the Borrower, NationsBank of Texas, N.A., as Administrative Lender, and the lenders parties thereto (as amended, restated, supplemented, renewed, extended or otherwise modified from time to time, "Credit Agreement"), to which reference is made for a statement of the rights and obligations of the Lender and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay the principal sum of and interest on this Revolving Credit Note when due. This Revolving Credit Note is an amendment, restatement, increase, modification and extension (but not a novation of the debt evidenced thereby) of that certain Revolving Credit Note of the Borrower, dated as of November 17, 1997, payable to the order of the Lender in the original principal amount of $75,000,000.

     The Borrower and all endorsers, sureties and guarantors of this Revolving Credit Note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of acceleration, notice of intention to accelerate the maturity of this Revolving Credit Note, and all other notices of any kind, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Revolving Credit Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

     THIS REVOLVING CREDIT NOTE, TOGETHER WITH THE OTHER LOAN PAPERS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                                LA QUINTA INNS, INC.


                                                By:
                                                   -----------------------------
                                                   William S. McCalmont
                                                   Senior Vice President-Chief
                                                   Financial Officer


                                      -2-